When recorded this instrument should be returned to:
______________________________
______________________________
______________________________
______________________________

This instrument was drafted by:
Todd J. Anlauf
Moss & Barnett
150 South Fifth Street, Suite 1200
Minneapolis, MN 55402
612-877-5000

Loan No. 002380

[Above space reserved for recording information.]

ASSUMPTION AGREEMENT AND AMENDMENT TO LOAN DOCUMENTS
DATED AS OF
___________________, 2021
BY AND AMONG
PALISADES LIMITED PARTNERSHIP, a Minnesota limited partnership
AND
CSR - PALISADES, LLC, a Minnesota limited liability company
AND
MINNESOTA LIFE INSURANCE COMPANY, a Minnesota corporation
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ASSUMPTION AGREEMENT
AND AMENDMENT TO LOAN DOCUMENTS
THIS ASSUMPTION AGREEMENT AND AMENDMENT TO LOAN DOCUMENTS (this “Assumption Agreement”), made and entered into effective as of _________________, 2021 (the “Effective Date”), by and among PALISADES LIMITED PARTNERSHIP, a Minnesota limited partnership (the “Original Borrower”), having a mailing address of 5801 South Cedar Lake Road, St. Louis Park, Minnesota 55416, MINNESOTA LIFE INSURANCE COMPANY, a Minnesota corporation (the “Lender”), having a mailing address of c/o Securian Asset Management, Inc., 400 Robert Street North, St. Paul, Minnesota 551012098, Attention: Mortgage Servicing Department, and CSR - PALISADES, LLC, a Minnesota limited liability company (the “Assuming Party”), having a mailing address of 800 LaSalle Avenue, Suite 1600, Minneapolis, Minnesota 55402, and is acknowledged and agreed to by ROBERT LEVINE, individually, BENJAMIN STEINBERG, individually, SHERMAN DEVITT, individually, and CRAIG C. AVERY, individually (the “Original Guarantors”).
PRELIMINARY STATEMENT OF FACTS
A.The Lender has made a loan (the “Loan”) to the Original Borrower in the original principal amount of Twenty Million and 00/100 Dollars ($20,000,000.00), which Loan is evidenced by a Third Amendment and Restatement of Promissory Note dated January 10, 2019 (the “Note”) made by the Original Borrower in favor of the Lender and secured by a Third Amendment and Restatement of Combination Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement dated January 10, 2019 (the “Mortgage”) from the Original Borrower to the Lender, which Mortgage was recorded on January 15, 2019, in the office of the Ramsey County Recorder’s Office, Ramsey County, Minnesota as Doc. No. A04742759, and by a Third Amendment and Restatement of Assignment of Leases and Rents dated January 10, 2019 (the “Assignment of Leases”) from the Original Borrower, as assignor, to the Lender, as assignee, which Assignment of Leases was recorded on January 15, 2019, in the office of the Ramsey County Recorder’s Office, Ramsey County, Minnesota as Doc. No. A04742760, all on certain real property and improvements thereon located in Ramsey County, Minnesota, and legally described in Exhibit “A” attached hereto and made a part hereof (the “Premises”).
B.In connection with the Loan, (i) the Original Guarantors executed and delivered that certain Guaranty dated January 10, 2019 for the benefit of the Lender (the “Original Guaranty”), and (ii) the Original Guarantors and the Original Borrower executed and delivered that certain Indemnity Agreement dated January 10, 2019 for the benefit of the Lender (the “Original Indemnity Agreement”). The Note, the Mortgage, the Original Guaranty, the Original Indemnity Agreement, and the Assignment of Leases are hereinafter sometimes collectively referred to as the “Original Loan Documents”.
C.In accordance with the terms of Section 2.9(b) of the Mortgage, and pursuant to that certain Contribution Agreement dated as of June 3, 2021, entered into by and among the

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Original Borrower, as the seller, and CENTERSPACE, LP, a North Dakota limited partnership, as the buyer (the “Prior Buyer”) (the “Purchase Agreement”), as assigned pursuant to that certain ________________ by the Prior Buyer to the Assuming Party, the Original Borrower has requested that the Lender approve a transfer of the fee title to the Premises to the Assuming Party from the Original Borrower (the “Proposed Transaction”).
D.The Lender is willing to consent to the Proposed Transaction and the assumption of the Loan by the Assuming Party pursuant and subject to the terms and conditions of this Assumption Agreement.
E.In connection with the Proposed Transaction, (i) CENTERSPACE, INC., a North Dakota corporation (the “Guarantor”) has executed and delivered that certain Guaranty dated of even date herewith for the benefit of the Lender (the “Guaranty”), and (ii) the Guarantor and the Assuming Party have executed and delivered that certain Indemnity Agreement dated of even date herewith for the benefit of the Lender (the “Indemnity Agreement”).
F.The Assuming Party is willing to assume the obligations of the Original Borrower with respect to the Loan and otherwise perform all of the terms, conditions and covenants of the Original Loan Documents, in each case pursuant and subject to the terms and conditions of this Assumption Agreement.
NOW, THEREFORE, in consideration of the above premises, the covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do covenant and agree as follows:
1.Recitals. The foregoing recitals are hereby restated and made a material part of this Assumption Agreement.
2.Consent to Transfer of the Premises and Assumption of the Loan. The Lender hereby consents to the Proposed Transaction and the assumption of the Loan by the Assuming Party on the terms and conditions of this Assumption Agreement. The Original Borrower hereby assigns, sets over and transfers unto the Assuming Party all of the Original Borrower’s rights, title and interests in, to and under the Original Loan Documents, including, without limitation, all rights and benefits thereunder and all escrows, impounds, reserves or other amounts held by or for the benefit of the Lender (including any funds held in any reserve accounts) pursuant to the terms of the Original Loan Documents as of the Effective Date.
3.Acceptance and Assumption of Obligations. The Assuming Party hereby accepts such grant, transfer and assignment of the Original Borrower’s rights and obligations under the Original Loan Documents, and hereby agrees, from and after the Effective Date, to pay the Note and all other sums due and payable under the terms of the Original Loan Documents according to the terms thereof, and hereby assumes and agrees to perform and be bound by all of the terms, covenants, conditions, undertakings, liabilities, and obligations of the Original

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Borrower under the Original Loan Documents with the understanding that the Assuming Party’s liability under the Note is partially limited by the terms and conditions of Section 19 of the Note.
4.Grant of Security Interest. The Assuming Party hereby grants to the Lender a security interest in the Premises, within the meaning of the Uniform Commercial Code as adopted in the State of Minnesota (the “Code”) to the extent that a security interest may be granted therein under the terms of the Code. The Assuming Party hereby authorizes the Lender to file any Uniform Commercial Code financing statements deemed appropriate by the Lender to perfect the security interest hereby granted by the Assuming Party to the Lender, together with any renewal or continuations of such financing statements.
5.The Original Borrower’s Indemnification. The Original Borrower hereby agrees to indemnify, defend and hold the Lender harmless from all claims, liabilities, damages, losses, demands, judgments, costs and expenses (including actual attorneys’ fees, costs and expenses) made against or suffered by the Lender which relate to any obligations of the Original Borrower accruing, to be performed or arising out of events occurring prior to the Effective Date in respect of the Original Loan Documents or the Premises.
6.The Original Borrower’s Representations. The Original Borrower represents and warrants to and for the benefit of the Assuming Party and the Lender that as of the Effective Date:
a.The execution, delivery and performance of this Assumption Agreement has been duly authorized by the governing authorities of the Original Borrower and no other action of the Original Borrower or any other party related to the Original Borrower is a requisite to the execution, delivery and performance of this Assumption Agreement.
b.The Original Loan Documents are in full force and effect and except as otherwise described therein, have not been amended, modified, supplemented or assigned.
c.The Original Borrower has no defense as to any of its obligations under the Original Loan Documents.
d.The representations and warranties contained in Sections 1.1 and 9.2 of the Mortgage are true, correct and complete as of the Effective Date.
7.The Assuming Party’s Representations. The Assuming Party represents and warrants to and for the benefit of the Lender that as of the Effective Date, the

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representations and warranties contained within Section 9.2 of the Mortgage are true, correct and complete as of the Effective Date and:
a.The Assuming Party is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Minnesota, is duly qualified to do business in the State of Minnesota and has all requisite power and authority to own and operate the Premises, to enter into the Assumption Agreement, the Indemnity Agreement and any other document securing the Note and to assume the Loan and to otherwise assume and perform the obligations on its part to be assumed and performed as contemplated thereunder, and is in compliance with all laws, regulations, ordinances and orders of public authorities applicable to it.
b.Neither the assumption of the Loan nor the execution and delivery of this Assumption Agreement or the Indemnity Agreement, nor the performance of the provisions of the agreements therein contained on the part of the Assuming Party will contravene, violate or constitute a default under Articles of Organization or the Operating Agreement of the Assuming Party, or any agreement with the members or managers of the Assuming Party, or any agreement with any creditors of the Assuming Party, or any law, ordinance, governmental regulation or indenture to which the Assuming Party is a party or by which the Assuming Party’s properties are bound.
c.There are no (i) bankruptcy proceedings involving the Assuming Party, any affiliate of the Assuming Party, any member or manager of the Assuming Party or the Guarantor, and none is contemplated; (ii) dissolution proceedings involving the Assuming Party and none is contemplated; (iii) unsatisfied judgments of record against the Assuming Party, any affiliate of the Assuming Party; or (iv) tax liens filed against the Assuming Party, any affiliate of the Assuming Party.
d.This Assumption Agreement and the Indemnity Agreement have been duly executed and delivered by the Assuming Party and constitute the legal, valid and binding obligations of the Assuming Party, enforceable in accordance with their terms, except as to enforcement of remedies, as may be limited by bankruptcy, insolvency or similar laws affecting generally the enforcement of creditor’s remedies or general principles of equity.
e.There are no judgments, suits, actions or proceedings at law or in equity or by or before any governmental instrumentality or agency now pending against or, to the best of the Assuming Party’s knowledge, threatened against the Assuming Party or its properties, or both, nor has any judgment, decree or order been issued against the Assuming Party or its

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properties, or both, which would have a material adverse effect on the Premises or the financial condition of the Assuming Party or its properties.
f.No consent or approval of any regulatory authority having jurisdiction over the Assuming Party is necessary or required by law as a prerequisite to the execution, delivery and performance of the terms of this Assumption Agreement and the Indemnity Agreement.
g.Any and all balance sheets, net worth statements and other financial statements and written data which have been given to the Lender with respect to the Assuming Party fairly and accurately represent the financial condition of the Assuming Party as of the date thereof, and, since the effective date of such materials, there has been no material adverse change in the financial condition of the Assuming Party.
h.The Assuming Party is not, as of the Effective Date, in default in the payment of any of the Assuming Party’s obligations.
i.The Premises is free from any mechanics’ or materialmen’s liens or claims. There has been no labor or materials furnished to the Premises that has not been paid for in full.
j.The Assuming Party has no notice, information or knowledge of any change contemplated in any applicable law, ordinance, regulation or restriction, or any judicial, administrative, governmental or quasi-governmental action, or any action by adjacent land owners, or natural or artificial condition existing upon the Premises which would limit, restrict or prevent the contemplated or intended use and purpose of the Premises.
k.There is no pending Condemnation (as defined in Section 5.2 of the Mortgage) or similar proceeding affecting the Premises, or any portion thereof nor, to the best knowledge of the Assuming Party, is any such action being presently contemplated.
l.No part of the Premises is being used or will be used principally, or at all, for agricultural or farming purposes or being used for a personal residence by the Assuming Party or any owner of the Assuming Party.
m.The Premises is undamaged by fire, windstorm or other casualty.
n.Except as disclosed to the Lender in writing, neither the Assuming Party, any affiliate of the Assuming Party, any member or manager of the Assuming Party nor the Guarantor has been the subject of foreclosure or insolvency proceedings.

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o.The Assuming Party is not presently insolvent, and the execution and delivery of the Assumption Agreement and the Indemnity Agreement will not render the Assuming Party insolvent. As used herein, the word “insolvent” means that the sum total of all of an entity’s liabilities (whether secured or unsecured, contingent or fixed, or liquidated or unliquidated) is in excess of the value of all of the Assuming Party’s non-exempt assets, i.e., all of the assets of the entity that are available to satisfy claims of creditors.
p.After the execution and delivery of the Assumption Agreement and the Indemnity Agreement, the Assuming Party shall have sufficient working capital, including cash flow from the Premises or other sources, not only to adequately maintain the Premises, but also to pay all of the Assuming Party’s outstanding debts as they become due.
q.The Assuming Party, all affiliates of the Assuming Party, all members or managers of the Assuming Party and the Guarantor are not (i) an “employee benefit plan” as defined under ERISA nor (ii) a “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code, and the Premises do not constitute “plan assets” within the meaning of the Department of Labor Regulation Section 2510.3-101.
r.To the best of the Assuming Party’s knowledge, the Assuming Party has complied with all requirements of the Americans with Disabilities Act, 42 U.S.C. Sections 12101 12213, as the same may be amended from time to time.
s.The Assuming Party, all affiliates of the Assuming Party, all members or managers of the Assuming Party and the Guarantor are not and will not become a Person described by Section 1 of The Anti-Terrorism Executive Order 13,224 of September 23, 2001 blocking property and prohibiting transactions with Persons who commit, threaten to commit, or support terrorism, 66 Fed. Reg. 49,049 (2001), or described in any rule or regulation implementing the same and, to the best knowledge and belief of the Assuming Party after due and adequate diligence, none of the Assuming Party, any affiliate of the Assuming Party, any member or manager of the Assuming Party or the Guarantor engage or will engage in any dealings or transactions, or be otherwise associated with, any such Persons.
t.The Assuming Party, all affiliates of the Assuming Party, all members and managers of the Assuming Party and the Guarantor are in compliance, and will remain in compliance, with the Uniting and Strengthening America

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by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT).
u.The Assuming Party, all affiliates of the Assuming Party, all members and managers of the Assuming Party and the Guarantor and all affiliates of the Guarantor are not on the United States Treasury’s Office of Foreign Asset Control (“OFAC”) list or on any state list of persons that engage in prohibited activities in Iran or any other country that is subject to OFAC or other state law sanctions.
v.The Assuming Party will at all times during the term of the Loan be in compliance with all state and federal laws, including but not limited to the Federal Controlled Substances Act (21 U.S.C. § 801 et sq.) or any other similar or related federal, state or local law, ordinance, code, rule, regulation or order, and the Assuming Party will ensure that all tenants or subtenants will not use or occupy the Premises in violation thereof.
w.The Premises is comprised of a tax parcel or tax parcels which pertain to the Premises only and not to any property which is not subject to the Mortgage.
x.The Premises is improved with a commercial building and related parking, and has frontage on, and direct access for, ingress and egress to West Townline Road.
y.The Assuming Party has good and marketable title in fee to such of the Premises as is real property, subject to no liens, encumbrances or restrictions other than Permitted Encumbrances.
z.To the best of the Assuming Party’s knowledge, the Premises complies with all zoning ordinances, energy and environmental codes, building and use restrictions and codes, and any requirements with respect to licenses, permits and agreements necessary for the lawful use and operation of the Premises.
aa.To the best of the Assuming Party’s knowledge, the heating, electrical, sanitary sewer plumbing, storm sewer plumbing, potable water plumbing and other building equipment, fixtures and fittings are in good condition and working order, are adequate in quantity and quality for normal and usual use, and are fit for the purposes intended and the use contemplated.
The term “affiliate,” as used herein, shall mean as to any person or entity, any other person or entity that, directly or indirectly, is in control of, is controlled by or is under common control with such person or entity or is a director or officer of such person or entity or of an affiliate of such person or entity. As used herein,

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the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a person or entity, whether through ownership of voting securities, by contract or otherwise.
All representations made hereunder are true and correct and all information provided to the Lender by the Assuming Party relating to this transaction has not and does not contain any statement which, at the time and in the light of the circumstances under which it was made, would be false and misleading with respect to any material fact, or would omit any material fact necessary in order to make any such statement contained therein not false or misleading in any material respect. Should the Assuming Party subsequently obtain knowledge that such representation was or is untrue, the Assuming Party shall immediately notify the Lender as to the untrue nature of said representation and agree to take such action as may be necessary to cause such representation to become true.
8.Direct and Primary Obligation. Subject to the limitations set forth in this Assumption Agreement and in Section 19 of the Note, the Assuming Party agrees that its assumption of liability hereunder shall constitute a direct and primary liability on the Note, the Mortgage, the Assignment of Leases and all other documents securing the Note and shall not be conditioned upon any obligation of the Lender to first resort to enforcement of any remedies against the Original Borrower or any security given therefor.
9.Partial Release of the Original Borrower. The Lender hereby fully releases the Original Borrower from any and all liability and obligations under the terms of the Note, the Mortgage, the Assignment of Leases and any other security document securing the Note except to the extent that the Assuming Party proves such liability or obligation accrues or arises out of events first occurring or actions first taken prior to the Effective Date. Nothing contained herein shall be deemed a waiver or substitution or release of the Original Borrower with respect to liability and obligations under the terms of the Note, the Mortgage, the Assignment of Leases and any other security document securing the Note to the extent such liability or obligation accrues or arises out of events first occurring or actions first taken prior to the Effective Date. The Assuming Party shall be liable under the terms of the Note, the Mortgage, the Assignment of Leases and any other security document securing the Note for any and all liability or obligations accruing and arising out of events first occurring and actions first taken on or after the Effective Date.
10.Partial Release of the Original Guarantors. The Lender hereby fully releases the Original Guarantors from any and all liability and obligations under the terms of the Original Guaranty and the Original Indemnity Agreement except to the extent that the Assuming Party proves such liability or obligation accrues or arises out of events first occurring or actions first taken prior to the Effective Date. Nothing

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contained herein shall be deemed a waiver or substitution or release of the Original Guarantors with respect to liability and obligations under the terms of the Original Guaranty and the Original Indemnity Agreement to the extent such liability or obligation accrues or arises out of events first occurring or actions first taken prior to the Effective Date. The Guarantor shall be liable under the terms of the Guaranty and the Indemnity Agreement for any and all liability and obligations accruing and arising out of events first occurring and actions first taken on or after the Effective Date.
11.Scope of Consent. The consent to the Proposed Transaction referred to herein shall not be deemed a consent or agreement by the Lender to consent to (a) any future sale, conveyance, transfer, mortgage, change in form of ownership or encumbrance of the Premises, or any part thereof, or any interest therein, or (b) any sale, conveyance, transfer, pledge or encumbrance of any member interest in the Assuming Party, or (c) any sale, conveyance, transfer, pledge or encumbrance of any ownership interest in any entity which is a member of the entities which constitute Assuming Party, each of which may require the prior written consent of the Lender, if such consent is required by the express provisions of the Mortgage, as amended herein.
12.Termination of Subordination of Management Agreement. As of the Effective Date, the Lender and the Original Borrower hereby acknowledge and agree that the Assignment and Subordination of Management Agreement, among the Original Borrower, KMS Management, Inc., a Minnesota corporation, as the manager and the Lender, is hereby terminated and of no further force or effect.
13.Modification of the Terms of the Note. The Assuming Party and the Lender hereby agree that the terms of the Note shall be modified as follows:
a.All references in the Note to the “Borrower” shall, from and after the Effective Date, be amended to refer to CSR - PALISADES, LLC, a Minnesota limited liability company, whose mailing address is 800 LaSalle Avenue, Suite 1600, Minneapolis, Minnesota 55402.
b.Section 6 of the Note is hereby deleted in its entirety and the following section is inserted in lieu thereof:
“6.    Security. This Note is given to evidence a loan in the above amount and is the Note referred to in and secured by:
a.    A Third Amendment and Restatement of Combination Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement by and between PALISADES LIMITED PARTNERSHIP, a Minnesota limited partnership (the “Original Borrower”), as mortgagor, and Lender, as mortgagee,

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dated January 10, 2019, as amended by that certain Assumption Agreement and Amendment to Loan Documents dated ____________, 2021 (the “Assumption Agreement”) among Original Borrower, Borrower, Lender and certain other parties (as amended, the “Mortgage”), encumbering the Borrower’s interest in the real property and all improvements, fixtures, equipment and personal property thereon located in the County of Ramsey, State of Minnesota, and more specifically described therein (the “Premises”); and
b.    A Third Amendment and Restatement of Assignment of Leases and Rents, by and between Original Borrower, as assignor, and Lender, as assignee, dated January 10, 2019, as amended by the Assumption Agreement (as amended, the “Assignment of Leases”), assigning to Lender all of the rents, issues, profits and leases of the Premises; and
c.    Other collateral security documents (collectively, the “Security Documents”) given by Borrower to Lender, all dated of even date herewith.
Reference is hereby made to the Mortgage, the Assignment of Leases and the Security Documents (which are incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Premises, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and all other matters contained therein. The Note, the Mortgage, the Assignment of Leases and the Security Documents are hereinafter sometimes collectively referred to as the “Loan Documents”.”
14.Modification of the Terms of the Mortgage. The Assuming Party and Lender hereby agree that the terms of the Mortgage shall be modified as follows:
a.All references in the Mortgage to the “Mortgagor” shall from and after the Effective Date refer to CSR - PALISADES, LLC, a Minnesota limited liability company, whose mailing address is 800 LaSalle Avenue, Suite 1600, Minneapolis, Minnesota 55402.
b.All references in the Mortgage to “Guaranty” shall, from and after the Effective Date, be amended to refer to that certain Guaranty executed by CENTERSPACE, INC., a North Dakota corporation to the Lender dated of even date herewith.
c.All references in the Mortgage to “Guarantors” shall, from and after the Effective Date, be amended to refer to “Guarantor”.

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d.All references in the Mortgage to “Robert Levine,” “Craig C. Avery,” “Benjamin Steinberg,” “Sherman Devitt,” and the “Guarantor” shall, from and after the Effective Date, be amended to refer to CENTERSPACE, INC., a North Dakota corporation.
e.All references in the Mortgage to “Indemnity Agreement” shall, from and after the Effective Date, be amended to refer to that certain Indemnity Agreement executed by CENTERSPACE, INC., a North Dakota corporation and CSR - PALISADES, LLC, a Minnesota limited liability company, to the Lender dated of even date herewith.
f.All references in the Mortgage to the “Indemnitor” shall, from and after the Effective Date, be amended to refer to CENTERSPACE, INC., a North Dakota corporation and CSR - PALISADES, LLC, a Minnesota limited liability company.
g.The second paragraph located on Page 4 of the Mortgage is hereby deleted in its entirety and the following is inserted in lieu thereof:
“PROVIDED NEVERTHELESS, that if Mortgagor, Mortgagor’s heirs, administrators, personal representatives, successors or assigns, shall pay to Mortgagee, its successors or assigns, the sum of Twenty Million and 00/100 Dollars ($20,000,000.00), according to the terms of that certain Third Amendment and Restatement of Promissory Note in said principal amount dated January 10, 2019 executed by PALISADES LIMITED PARTNERSHIP, a Minnesota limited partnership (the “Original Mortgagor”), and payable to Mortgagee, as amended by that certain Assumption Agreement and Amendment to Loan Documents dated _______________, 2021 by and among Original Mortgagor, Mortgagor, Mortgagee and certain other parties (as amended, the “Note”), the terms and conditions of which are incorporated herein by reference and made a part hereof, together with any extensions or renewals thereof, due and payable with interest thereon as provided therein, the balance of said principal sum together with interest thereon being due and payable in any event on February 1, 2029, and shall repay to Mortgagee, its successors or assigns, at the times demanded and with interest thereon at the Default Rate specified in the Note, all sums advanced in protecting the lien of this Mortgage, in payment of taxes on the Premises, in payment of insurance premiums covering improvements thereon, in payment of principal and interest on prior liens, in payment of expenses and reasonable attorneys’ fees herein provided for and all sums advanced for any other purpose authorized herein (the Note and all such sums, together with interest thereon, being hereinafter collectively referred to as the “Indebtedness”), and shall keep and perform all of the covenants and agreements herein

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contained, then this Mortgage shall become null and void, and shall be released at Mortgagor’s expense.”
h.Subsection 2.7 of the Mortgage is hereby modified by deleting “and Palisades, LLC, a Minnesota limited liability company, or any entity created to succeed Palisades, LLC, a Minnesota limited liability company as general partner of Mortgagor” from the first sentence thereof and “and Palisades, LLC, a Minnesota limited liability company, or any entity created to succeed Palisades, LLC, a Minnesota limited liability company as general partner of Mortgagor” from the second sentence thereof.
i.Subsection 2.9(b) of the Mortgage is hereby deleted and replaced with: “(b) [Intentionally Deleted]”.
j.Subsection 2.9(c) of the Mortgage is hereby deleted and replaced with: “(c) [Intentionally Deleted]”.
k.Section 2.10 of the Mortgage is hereby deleted in its entirety and replaced with the following:
“SECTION 2.10 Maintenance of Existence.
Mortgagor agrees to maintain its existence as a limited liabiltiy company under the laws of the State of Minnesota and not to dissolve, liquidate, wind-up, consolidate or merge during the term hereof, without the prior written consent of Mortgagee.”
l.Subsection 2.12(d) is hereby deleted and the following is inserted in lieu thereof:
“(d) fail to preserve its existence as an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, or without the prior written consent of Mortgagee, amend, modify, terminate or fail to comply with the provisions of Operating Agreement or similar organizational documents;”
m.Subsection 2.13 is hereby modified to delete the reference to “and the Immediate Family Members of Guarantors”.
n.The third and second to last sentences of Section 4.2 of the Mortgage are hereby deleted and the following is inserted in lieu thereof:
“Mortgagor is a limited liability company under the laws of the State of Minnesota. Mortgagor’s organizational identification number is 1244238500028”.

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o.Subsection 8.1(g) of the Mortgage is hereby deleted and replaced with the following:
“(g) the Guarantor shall be dissolved, liquidated or go out of existence;”
p.Subsection 8.1(i) of the Mortgage is hereby deleted and replaced with”
“(i) [Intentionally Deleted];"
q.The last paragraph of Subsection 8.1 of the Mortgage is hereby deleted in its entirety.
15.Modification of the Terms of the Assignment of Leases. The Assuming Party and the Lender hereby agree that the terms of the Assignment of Leases shall be modified as follows:
a.All references in the Assignment of Leases to the “Assignor” shall, from and after the Effective Date, be amended to refer to CSR - PALISADES, LLC, a Minnesota limited liability company, whose mailing address is 800 LaSalle Avenue, Suite 1600, Minneapolis, Minnesota 55402.
b.The third paragraph beginning on Page 1 and continuing on Page 2 of the Assignment of Leases is hereby deleted in its entirety and the following paragraph inserted in lieu thereof:
“ONE.        Payment of the indebtedness evidenced by that certain Third Amendment and Restatement of Promissory Note (including any extensions or renewals thereof) in the principal sum of Twenty Million and 00/100 Dollars ($20,000,000.00) dated January 10, 2019, by and between PALISADES LIMITED PARTNERSHIP, a Minnesota limited partnership (the “Original Assignor”) and payable to the order of the Assignee, as amended by that certain Assumption Agreement and Amendment to Loan Documents dated ______________, 2021 (the “Assumption Agreement”) among Original Assignor, Assignor, Assignee and certain other parties (as amended, the “Note”), secured by a Third Amendment and Restatement of Mortgage and Security Agreement and Fixture Financing Statement dated January 10, 2019 from the Original Assignor to the Assignee, upon the Premises, filed for record in the County of Ramsey, State of Minnesota, as amended by the Assumption Agreement (as amended, the “Mortgage”);”
c.The representations and warranties contained in Section 3 of the Assignment of Leases are true, correct and complete as of the Effective Date.

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16.No Event of Default. The Original Borrower and the Assuming Party hereby represent and warrant that no Event of Default, as defined in the Mortgage, nor event which with the passage of time or the giving of notice or both would constitute such an Event of Default currently exists under the terms of the Mortgage or any of the other Original Loan Documents.
17.No Further Modification of Original Loan Documents. Except as expressly set forth above in this Assumption Agreement, the Original Loan Documents are not altered, amended or modified by reason of this Assumption Agreement, and the Original Loan Documents, as amended by this Assumption Agreement, remain in full force and effect and their validity and enforceability are hereby ratified and confirmed by the parties hereto. In the event of any conflict between this Assumption Agreement and the Original Loan Documents, the terms of this Assumption Agreement shall control.
18.Remedies Not Exclusive. No right or remedy herein conferred upon or reserved to the Lender is intended to be exclusive of any other remedy or remedies available pursuant to the Note, the Mortgage, the Assignment of Leases and other security given for the payment thereof, but each and every remedy shall be cumulative and shall be in addition to every other remedy given under the aforementioned instruments. No waiver, amendment, release or modification of this Assumption Agreement shall be established by conduct, custom or course of dealing, but only by an instrument in writing duly executed by the Lender.
19.No Waiver. No delay or omission on the part of the Lender in exercising any right hereunder shall operate as a waiver of such right or of any other remedy under this Assumption Agreement or the Note, the Mortgage, and the Assignment of Leases. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on a future occasion.
20.Governing Law. This Assumption Agreement and all related documents shall be deemed to be contracts made and delivered in the State of Minnesota and shall be governed by and construed in accordance with the laws of such state without reference to its principles of conflicts of laws.
21.Successors and Assigns. This Assumption Agreement and each and every part hereof shall be binding upon the parties hereto and upon their administrators, representatives, executors, successors and assigns, and shall inure to the benefit of each and every future holder of the Note, including the heirs, administrators, representatives, executors, successors and assigns of the Lender, as permitted by the Original Loan Documents, as modified hereby.
22.Notices. Any notice which any party hereto may desire or may be required to give to any other party shall be in writing and either (a) mailed by certified mail,

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return receipt requested, or (b) sent by an overnight carrier which provides for a return receipt. Any such notice shall be sent to the respective party’s address as set forth on Page 1 of this Assumption Agreement or to such other address as such party may, by notice in writing, designate as its address. Any such notice shall constitute service of notice hereunder three (3) days after the mailing thereof by certified mail and one (1) day after the sending thereof by overnight carrier.
[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

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IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be executed as of the Effective Date.
ORIGINAL BORROWER:

PALISADES LIMITED PARTNERSHIP,
a Minnesota limited partnership

By:      Palisades, LLC,
a Minnesota limited liability company
General Partner

By:     ___________________________
          Name:    Robert Levine
                                  Its:    Chief Manager

STATE OF MINNESOTA    )
                ) ss.
COUNTY OF ____________    )
This instrument was acknowledged before me on _________________, 2021, by Robert Levine, as Chief Manager of Palisades, LLC, a Minnesota limited liability company, which is the General Partner of Palisades Limited Partnership, a Minnesota limited partnership, on behalf of the partnership.

    Signature of Person Taking Acknowledgement
(Seal, if any)
    Title or rank

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LENDER:

MINNESOTA LIFE INSURANCE COMPANY,
a Minnesota corporation

By:

Its:

STATE OF MINNESOTA    )
    ) ss.
COUNTY OF RAMSEY    )
The foregoing instrument was acknowledged before me as of __________________, 2021, by _______________________________, the ____________________ of Minnesota Life Insurance Company, a Minnesota corporation, on behalf of the corporation.
                        __________________________________________
                        Notary Public

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ASSUMING PARTY:

CSR - PALISADES, LLC,
                    a Minnesota limited liability company

By:     ___________________________
          Name:    Anne Olsen
                              Its:    Vice President

By:     ___________________________
Name:    Mark O. Decker, Jr.
Its:    President

STATE OF MINNESOTA        )
                    ) ss.
COUNTY OF _________________    )
This instrument was acknowledged before me on ______________, 2021, by Anne Olsen, the Vice President of CSR - Palisades, LLC, a Minnesota limited liability company, on behalf of the limited liability company.

    Signature of Person Taking Acknowledgment

    Title or Rank

                        Serial Number, if any
[NOTARIES CONTINUE ON FOLLOWING PAGE]

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STATE OF MINNESOTA        )
                    ) ss.
COUNTY OF _________________    )
This instrument was acknowledged before me on ______________, 2021, by Mark O. Decker, Jr., the President of CSR - Palisades, LLC, a Minnesota limited liability company, on behalf of the limited liability company.

    Signature of Person Taking Acknowledgment

    Title or Rank

                        Serial Number, if any

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ACKNOWLEDGMENT AND AGREEMENT OF ORIGINAL GUARANTORS
The Original Guarantors hereby (i) consent to the terms of the foregoing Assumption Agreement, including but not limited to the terms of Section 10 thereof, (ii) reaffirm all of the Original Guarantor’s covenants and obligations under the Original Guaranty and the Original Indemnity Agreement, and (iii) agree that all of the terms and conditions of the Original Guaranty and the Original Indemnity Agreement shall remain in full force and effect, as modified pursuant to the terms of the Assumption Agreement.
ORIGINAL GUARANTORS:

Robert Levine

STATE OF MINNESOTA    )
                ) ss.
COUNTY OF ____________    )
This instrument was acknowledged before me on _________________, 2021, by Robert Levine.

    Signature of Person Taking Acknowledgement
(Seal, if any)
    Title or rank

                        Serial Number, if any

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ORIGINAL GUARANTORS (continued):

                        Benjamin Steinberg

STATE OF MINNESOTA    )
                ) ss.
COUNTY OF ____________    )
This instrument was acknowledged before me on _________________, 2021, by Benjamin Steinberg.

    Signature of Person Taking Acknowledgement
(Seal, if any)
    Title or rank

                        Serial Number, if any

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ORIGINAL GUARANTORS (continued):

                        Sherman Devitt

STATE OF MINNESOTA    )
                ) ss.
COUNTY OF ____________    )
This instrument was acknowledged before me on _________________, 2021, by Sherman Devitt.

    Signature of Person Taking Acknowledgement
(Seal, if any)
    Title or rank

                        Serial Number, if any

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ORIGINAL GUARANTORS (continued):

                        Craig C. Avery

STATE OF MINNESOTA    )
                ) ss.
COUNTY OF ____________    )
This instrument was acknowledged before me on _________________, 2021, by Craig C. Avery.

    Signature of Person Taking Acknowledgement
(Seal, if any)
    Title or rank

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EXHIBIT “A”

LEGAL DESCRIPTION

Lot 1, Block 1, and Lot 1, Block 2, The Palisades Park.
Ramsey County, Minnesota
Abstract Property

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    Loan No. 002305
56581.551; 09/01/21

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